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                                                                   EXHIBIT 10.28

February 15, 2002

Mr. Emilio Romano
ERM & Associates, Inc.
2875 NE 191 Street, Ste. 514
Aventura, FL  33180

      Re: Extension of Consulting Agreement dated January 1, 2002 (the "Consulting Agreement") between Princeton Video Image, Inc. ("PVI") and Emilio Romano and ERM & Associates, Inc.

Dear Emilio:

This letter will confirm that we have agreed to extend the term of the Consulting Agreement for an additional 3 months, to and including May 15, 2002.

Please sign and return the enclosed copy of this letter to confirm your agreement.

                                        Sincerely,
                                        Princeton Video Image, Inc.


                                        By:  /s/ David Sitt
                                           -------------------------------------
                                           Co-Chief Executive Officer

Agreed and accepted this 15th day
of February, 2002


/s/ Emilio Romano
---------------------------------
Emilio Romano
For ERM & Associates, Inc. and himself, personally